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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported) January 22, 1996
                                                       ----------------

                         Florafax International, Inc.
                         ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

        0-5531                                    41-0719035
        ------                                    ----------
(Commission File Number)            (I.R.S. Employer Identification Number)

              8075 20th Street, Vero Beach, Florida        32966
             ----------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)

                               407 - 563 - 0263
                               ----------------
             (Registrant's Telephone Number, Including Area Code)

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Florafax International, Inc.
                                           ----------------------------
                                                   (Registrant)


Date: February 8, 1996                     /s/ James H. West
     -----------------------               ----------------------------
                                                    (Signature)


                                             James H. West, President


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                            PART V  OTHER EVENTS

                 ISSUANCE OF 7% CONVERTIBLE PROMISSORY NOTE


The registrant entered into an agreement on January 22, 1996 to issue to St. James Capital Partners, Ltd. ("Purchaser") a secured Convertible Promissory Note ("Note") in the amount of $2,500,000 bearing interest at seven percent per annum with a maturity date of February 28, 1997. Funding of the Note is scheduled to occur no later than February 28, 1996. The proceeds of the Note are to be used for retirement of $2,567,500 of the Registrants debt that matures September 15, 1996. The Note is convertible into common stock of the Registrant at a rate of $1.25 per share on certain terms and conditions contained in the Note.

In conjunction with the issuance of the Note the Registrant has agreed to issue to Purchaser a total of 650,000 warrants to purchase Common Stock of the Registrant with an exercise price of $1.00 per share, on the terms and conditions contained in the warrants. Purchaser has also been granted certain registration rights for resale of the shares of common stock issuable upon exercise of the warrants. All of the warrants expire January 1, 2001. If Purchaser converted the Note in full and exercised all of the warrants, Purchaser would own approximately 30% of the outstanding common stock of the Registrant based on the number of such shares outstanding on January 31, 1996.

Item 7. Exhibits and Financial Statements:

Exhibits:

         (4)     (ii)     Agreement of Purchase and Sale made and entered into
                          to be effective December 29, 1995 by and between Registrant and St. James Partners, LTD.

                          7% Convertible Promissory Note in the amount of $2,500,000 dated Dated February 28, 1996 due February 28, 1997.

                          Security agreement dated February 28, 1996 executed in connection with the $2,500,000 Convertible Promissory Note.

                          Common Stock Purchase Warrant for 250,000 shares of the registrants common stock expiring January 1, 2001.

                          Common Stock Purchase Warrant for 400,000 shares of the registrants common stock expiring January 1, 2001.